Exhibit 99.2

March 2023 Lument Finance Trust Q4 2022 Earnings Supplemental

Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Lument Finance Trust, Inc. (NYSE: LFT) (“LFT,” the “Company,” “we,” “our,” or “us”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative version of these words or other comparable words or other statements that do not relate strictly to historical or factual matters. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10 - K for the year ended December 31, 2022, which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The forward - looking statements contained in this presentation speak only as of March 23rd, 2023. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures, including Distributable Earnings. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our operating results and to assist investors in comparing our operating results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Please refer to this presentation’s Appendix for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

Company Overview 3 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager • Experienced management team with average of 27 years of industry experience across multiple economic cycles • Affiliation with ORIX Corporation USA, the US subsidiary of ORIX Corporation, a publicly traded Tokyo - based international financial services firm • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments • The Company is externally managed by Lument Investment Management, an affiliate of ORIX Corporation USA Attractive Investment Profile • Emphasis on middle market multifamily debt investments which are well positioned for the current environment • Strong credit and asset management capabilities • Attractive financing source via non - recourse, non mark - to - market CRE CLO

Q4 2022 Updates 4 Note: (1) We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (los s) and cash flows from operating activities determined in accordance with GAAP. Distributable Earnings mirrors how we calculated Core Earnings in the past. Please see Appendix for rec onc iliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. (3) Based on carrying value. (4) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 4 2 months. Financial Results • Q4 2022 Distributable Earnings (1) of $3.3 million, or $0.06 per share of common stock. FY 2022 Distributable Earnings (1) of $9.2 million, or $0.19 per share of common stock • Q4 2022 GAAP net income attributable to common stockholders of $0.9 million, or $0.02 per share of common stock. FY 2022 GAAP net income attributable to common stockholders of $5.1 million, or $0.11 per share of common stock • In Q4 2022, we recorded a provision for loan loss of $2.4 million or $0.05 per share for a loan collateralized by an office property in Chicago. The property was sold on February 27, 2023 and we accepted a discounted payoff from the borrower that will have a de minimis impact to p/l in Q1 2023 • Q4 2022 Book Value Per Share of Common Stock of $3.50 (2) Highlights • During Q4 2022, the Company originated $75.6 million of new loans at a weighted average interest rate of SOFR + 3.98% and a weighted average SOFR floor of 0.82%. 8.3% of new loan originations (3) were backed by multifamily assets and 91.7% by seniors housing & healthcare assets. The Company experienced $45.4 million of loan payoffs during the quarter • For the full year 2022, the Company acquired and/or originated $345.9 million of new loans and participations at a weighted average spread of LIBOR/SOFR + 3.62% and a weighted average LIBOR/SOFR floor of 0.37% Investment Portfolio Overview • As of December 31, 2022, 100% (3) of LFT’s investment portfolio consisted of floating - rate CRE loans. 89.5% (3) of the portfolio was multifamily • The $1.1 billion CRE loan portfolio had a weighted average remaining term of 20 months (4) and a weighted average interest rate of LIBOR/SOFR + 3.43% Capitalization • The floating - rate CRE loan portfolio is financed with $833.8 million of investment grade notes issued through LMNT 2021 - FL1, a CRE CLO

Q4 2022 Balance Sheet Summary 5 Balance Sheet (thousands) December 31, 2022 (1) Commercial mortgage loans held - for - investment (net of allowance for loan losses) $1,071,890 Cash and cash equivalents 43,859 Restricted cash (2) 3,508 Accrued interest receivable 5,798 Investment related receivable 0 Other assets (3) 2,912 Total assets $1,127,966 Collateralized loan obligations (4) $829,310 Credit facility (4) 46,971 Other liabilities 8,683 Total liabilities $884,964 Total equity 243,001 Total liabilities / total equity 3.64x Book Value Per Share of Common Stock (5) $3.50 Note: (1) See Appendix for detailed consolidated balance sheet, including the Company’s consolidated variable interest entities (“VIE’s”). (2) Restricted cash held by LMNT 2021 - FL1, the Company’s CRE CLO, and available for investment in eligible mortgage assets. (3) Includes mortgage servicing rights, carried at fair value of $0.8 million. (4) Outstanding notional amount of bonds issued by LMNT 2021 - FL1 is $833.8 million, and the unpaid principal balance of the cre dit facility is $47.8 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balance, net of any unamortized discounts and debt issuance costs. (5) See Appendix for definition of Book Value Per Share of Common Stock.

Q4 and Full Year 2022 Income Statement Summary 6 Summary Income Statement (thousands) Three Months Ended December 31, 2022 Twelve Months Ended December 31, 2022 Net interest income $6,888 $23,875 Total other income (loss) (2,246) (3,667) Operating expenses (2,546) (10,333) Benefit (provision) from income taxes (32) (11) Preferred dividends (1,185) (4,740) Net income attributable to common stockholders $880 $5,124 Weighted average shares outstanding during the period, basic and diluted 52,231,152 48,342,347 Net income attributable to common stockholders per share $0.02 $0.11 GAAP Net Income to Distributable Earnings Reconciliation (thousands) Three Months Ended December 31, 2022 Twelve Months Ended December 31, 2022 Net Income attributable to common stockholders $880 $5,124 Adjustments: Unrealized (gains) losses on mortgage servicing rights 22 (244) Recognized compensation expense related to restricted stock 3 16 Unrealized provision for loan losses 2,386 4,259 Provision for (benefit from) income taxes 32 11 Distributable Earnings (1) $3,323 $9,166 Weighted average shares outstanding during the period, basic and diluted 52,231,152 48,342,347 Distributable Earnings per share of common stock $0.06 $0.19 Dividend per share of common stock $0.06 $0.24 Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP.

Earnings and Book Value Per Share of Common Stock 7 $0.05 $0.04 $0.01 $0.02 $0.05 $0.05 $0.03 $0.06 Q1 2022 Q2 2022 Q3 2022 Q4 2022 GAAP Earnings/Share Distributable Earnings/Share $3.62 $3.60 $3.55 $3.50 Q1 2022 Q2 2022 Q3 2022 Q4 2022 GAAP Earnings & Distributable Earnings (1) Per Share of Common Stock Book Value Per Share of Common Stock (2) Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock.

Q4 2022 Balance Sheet Summary 8 Multifamily , $12.8 , 15.5% Seniors Housing & Healthcare , $69.3 , 84.5% Net Portfolio Activity (1,2,3) Q4 2022 Loan Acquisitions and Fundings (1,2) by Property Type $75.6 Note: (1) $ In millions. (2) Based on carrying value. (3) The provision for loan loss is in connection with a $10.3mm UPB loan collateralized by an office building. The building w as sold on February 27, 2023 for $6mm; therefore, the $4.3mm realized loss will be charged off against the Company’s allowance for losses in Q1 2023. $1,044.1 $75.6 $(45.4) $(2.4) $1,071.9 Q3 2022 Portfolio, Net of Allowances Fundings / Acquisitions Payoffs / Sales Provision for Loan Losses Q4 2022 Portfolio, Net of Allowances • We originated $75.6 million of loans and experienced $45.4 million of loan payoffs during Q4. Additionally, we booked a provision for loan loss of $2.4 million during Q4.

Multi - Family , $960.2 , 90% Seniors Housing & Healthcare , $69.3 , 6% Self Storage , $19.7 , 2% Retail , $16.7 , 1% Office , $6.0 , 1% TX , $262.5 , 24% FL , $172.3 , 16% GA , $135.4 , 13% TN , $92.1 , 9% NJ , $90.8 , 8% Other , $318.7 , 30% Investment Portfolio 9 Geographic Concentration (2) Property Type (2) $1,071.9 Note: (1) Based on carrying value. (2) $ In millions, based on carrying value. • At December 31, 2022, the Company owned a portfolio of floating - rate CRE loans with a carrying value of $1.1 billion. 89.5% (1) of the portfolio was invested in loans backed by multifamily assets • The Company anticipates that the majority of loan activity will continue to be related to multifamily assets. The Company has limited exposure to seniors housing & healthcare, retail, office, and self - storage assets $1,071.9

Q4 2022 Capital Structure Overview

- The Company does not currently utilize repurchase or warehouse facility financing and therefore is not subject to margin calls on any of its assets from repo or warehouse lenders
- Primary sources of financing include a match-term non-MTM CRE CLO (LMNT 2021-FL1), preferred stock, and a corporate term loan

Capital Structure Composition



Match Term Non-Recourse Financing
4.2%
5.3%
$1,124.4 million(5)
74.1%
16.3%
CLO Financing
Preferred Equity
Common Equity
Term Loan

Capital Structure Detail

($ in millions)

Collateralized Loan Obligations	Rate	Advance Rate	Amount
LMNT 2021-FL1[1]	L + 1.43%	83.4%	$833.8
Credit Facilities			
Term Loan[2]	7.25%		$47.8
Total Debt			**$881.5**
Equity			
Preferred Equity[3]	7.875%		$60.0
Book Value of Common Equity[4]			$182.9
Total Capitalization[5]			**$1,124.4**

LUMENT

Note: (1) CLO financing shown at par value. GAAP carrying value of $829.3 million includes $4.4 million of unamortized debt issuance costs for LMNT 2021-FL1.
(2) Term loan shown at par value. GAAP carrying value of $47.0 million includes $0.8 million of unamortized debt issuance costs.
(3) Preferred equity shown at $60 million liquidation preference.
(4) Noncontrolling interest was $99,500 as of 12/31/2022 and is excluded from common equity above.
(5) LFT total capitalization is a non-GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconciliation to GAAP.

10

($3,554) ($2,370) ($1,186) $1,216 $2,431 $3,647 $4,862 -150 bps -100 bps -50 bps +50 bps +100 bps +150 bps +200 bps $ in Thousands Change in LIBOR / SOFR Net Interest Income Sensitivity to Shifts in One - Month LIBOR and Term SOFR 11 Floating Rate Assets (1) $1,077 Floating Rate Liabilities (2) - $834 Net Exposure $243 Floating - Rate Exposure Annual Net Interest Income Sensitivity to Shifts in One - Month LIBOR (3) & Term SOFR $ in Millions Note: (1) Comprised of the Company’s portfolio of floating - rate CRE loans: 77.4% indexed to one - month LIBOR and 22.6% indexed t o 30 - day term SOFR. (2) Comprised of outstanding securitization notes in the CRE CLO, which is indexed to one - month LIBOR. (3) Assumes starting one - month LIBOR rate of 4.39% and 30 - day term SOFR of 4.36%. • 100% floating - rate loan portfolio • 77.4% of portfolio is indexed to one - month LIBOR and 22.6% of portfolio is indexed to 30 - day term SOFR

Appendix

12/31/2022 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Current Balance	Note Spread	Initial Term (months)	As-Is LTV at Origination[1]
1	Loan1	12/16/2021	1/3/2025	Multi-Family	Daytona	FL	51,375,000	3.05%	37	71.70%
2	Loan2	11/22/2019	1/5/2024	Multi-Family	Virginia Beach	VA	36,781,588	3.27%	50	77.10%
3	Loan3	6/28/2021	7/6/2024	Multi-Family	Barrington	NJ	34,690,000	3.05%	36	78.13%
4	Loan4	11/2/2021	11/6/2023	Multi-Family	Warner Robins	GA	33,500,000	3.00%	24	51.40%
5	Loan5	6/8/2021	7/5/2024	Multi-Family	Chattanooga	TN	33,360,000	3.65%	37	79.76%
6	Loan6	6/8/2021	7/5/2024	Multi-Family	Miami	FL	30,576,666	3.20%	37	74.26%
7	Loan7	5/20/2021	6/6/2024	Multi-Family	Marietta	GA	27,803,800	3.10%	37	77.02%
8	Loan8	6/7/2021	7/5/2024	Multi-Family	San Antonio	TX	26,400,000	3.40%	37	80.00%
9	Loan9	8/26/2021	8/5/2024	Multi-Family	Clarkston	GA	24,832,000	3.50%	35	79.00%
10	Loan10	11/15/2021	12/6/2024	Multi-Family	El Paso	TX	24,330,000	3.10%	37	75.96%
11	Loan11	10/18/2021	11/6/2023	Multi-Family	Cherry Hill	NJ	23,348,000	3.00%	24	72.40%
12	Loan12	8/26/2021	9/5/2024	Multi-Family	Union City	GA	21,957,240	3.35%	36	70.40%
13	Loan13	11/16/2021	12/5/2024	Multi-Family	Dallas	TX	20,960,000	3.20%	37	73.54%
14	Loan14	8/31/2021	9/6/2024	Multi-Family	Houston	TX	20,700,000	3.30%	36	74.20%
15	Loan15	10/29/2021	11/5/2024	Multi-Family	Knoxville	TN	20,500,000	3.75%	36	69.97%
16	Loan16	11/29/2022	12/5/2025	Seniors Housing & Healthcare	Glendale	WI	20,360,000	4.00%	36	45.00%
17	Loan17	6/30/2021	7/5/2024	Multi-Family	Jacksonville	FL	20,188,700	3.50%	36	77.10%
18	Loan18	10/13/2017	11/20/2023	Self Storage	Seattle	WA	19,648,818	3.60%	74	46.50%
19	Loan19	11/5/2021	11/5/2024	Multi-Family	Orlando	FL	19,200,000	3.00%	36	78.05%
20	Loan20	11/21/2022	12/5/2025	Seniors Housing & Healthcare	Houston	TX	18,920,000	4.00%	37	67.00%
21	Loan21	2/11/2022	3/5/2025	Multi-Family	Tampa	FL	18,599,480	3.60%	37	77.99%
22	Loan22	11/23/2021	12/5/2024	Multi-Family	Orange	NJ	18,400,000	3.20%	36	78.00%
23	Loan23	10/12/2021	11/5/2023	Multi-Family	Atlanta	GA	17,500,000	3.15%	25	42.90%
24	Loan24	7/8/2021	8/5/2023	Multi-Family	Knoxville	TN	17,000,000	3.95%	25	69.67%
25	Loan25	11/10/2022	12/5/2025	Seniors Housing & Healthcare	Austin	TX	16,690,000	4.00%	37	65.00%
26	Loan26	12/28/2018	1/6/2023	Retail	Austin	TX	16,672,623	4.60%	49	60.50%
27	Loan27	9/30/2021	10/5/2024	Multi-Family	Hanahan	SC	16,663,000	3.15%	36	76.44%
28	Loan28	2/1/2022	2/5/2025	Multi-Family	San Antonio	TX	15,400,000	3.45%	36	79.79%
29	Loan29	4/12/2021	5/5/2024	Multi-Family	Cedar Park	TX	15,000,000	3.75%	37	66.70%
30	Loan30	2/22/2022	3/5/2025	Multi-Family	Philadelphia	PA	15,000,000	3.80%	36	80.00%
31	Loan31	12/2/2021	12/6/2023	Multi-Family	Colorado Springs	CO	14,857,637	3.00%	24	72.48%
32	Loan32	12/1/2021	12/5/2024	Multi-Family	Horn Lake	MS	14,080,000	3.30%	36	75.70%
33	Loan33	11/21/2022	12/5/2025	Seniors Housing & Healthcare	Southlake	TX	14,030,000	4.00%	37	48.00%
34	Loan34	11/3/2021	11/6/2023	Multi-Family	Louisville	KY	13,720,000	3.35%	24	75.38%
35	Loan35	6/15/2022	7/5/2025	Multi-Family	Denton	TX	13,575,000	3.90%	37	73.00%
36	Loan36	5/28/2021	6/6/2023	Multi-Family	Houston	TX	13,332,734	3.35%	24	73.76%

Continued on the following page

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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13

12/31/2022 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Current Balance	Note Spread	Initial Term (months)	As-Is LTV at Origination[1]
37	Loan37	5/26/2022	6/6/2024	Multi-Family	Brooklyn	NY	13,300,000	3.75%	24	64.30%
38	Loan38	5/12/2021	6/5/2024	Multi-Family	Fort Worth	TX	13,026,000	3.35%	37	74.86%
39	Loan39	8/16/2021	9/6/2024	Multi-Family	Columbus	OH	12,750,000	3.65%	37	75.00%
40	Loan40	12/13/2021	1/5/2024	Multi-Family	Evansville	IN	12,600,000	3.30%	25	74.30%
41	Loan41	10/1/2021	10/4/2024	Multi-Family	East Nashville	TN	12,100,000	3.35%	36	79.08%
42	Loan42	6/28/2022	7/4/2025	Multi-Family	Colorado Springs	CO	11,470,000	3.90%	36	73.06%
43	Loan43	10/28/2021	11/6/2024	Multi-Family	Tampa	FL	11,202,535	2.95%	36	75.70%
44	Loan44	9/30/2021	10/6/2023	Multi-Family	Clearfield	UT	10,795,000	3.15%	24	67.98%
45	Loan45	4/23/2021	5/6/2024	Multi-Family	Tualatin	OR	10,497,000	3.20%	36	73.90%
46	Loan46	7/23/2018	12/6/2022	Office	Chicago	IL	10,258,668	3.75%	53	72.74%
47	Loan47	12/29/2021	1/3/2025	Multi-Family	Phoenix	AZ	10,239,800	3.65%	36	75.90%
48	Loan48	12/2/2021	12/6/2024	Multi-Family	Tomball	TX	9,975,000	3.40%	36	68.50%
49	Loan49	11/23/2021	12/5/2024	Multi-Family	Atlanta	GA	9,856,000	3.35%	36	79.50%
50	Loan50	1/14/2022	2/5/2025	Multi-Family	Houston	TX	9,609,250	3.60%	37	78.76%
51	Loan51	10/21/2021	11/5/2024	Multi-Family	Madison	TN	9,100,000	3.20%	37	68.42%
52	Loan52	11/30/2021	12/5/2024	Multi-Family	Lindenwood	NJ	8,400,000	3.55%	36	76.40%
53	Loan53	5/12/2021	6/5/2024	Multi-Family	Lakeland	FL	8,220,000	3.35%	37	76.80%
54	Loan54	6/22/2022	7/3/2025	Multi-Family	Des Moines	IA	8,175,500	4.00%	36	72.03%
55	Loan55	4/7/2021	5/6/2024	Multi-Family	Phoenix	AZ	7,963,794	3.60%	37	69.46%
56	Loan56	6/24/2022	7/6/2025	Multi-Family	Monks Corner	SC	7,934,160	4.15%	36	67.80%
57	Loan57	10/29/2021	11/5/2024	Multi-Family	Riverside	MO	7,934,000	3.40%	36	76.60%
58	Loan58	11/16/2021	12/6/2023	Multi-Family	Cape Coral	FL	7,680,000	3.25%	25	79.18%
59	Loan59	9/28/2021	10/4/2024	Multi-Family	Chicago	IL	7,286,000	3.65%	36	75.90%
60	Loan60	2/18/2022	3/5/2025	Multi-Family	Drexel Hills	PA	7,200,000	3.95%	37	78.09%
61	Loan61	12/19/2022	1/6/2025	Multi-Family	Asheville	NC	6,325,000	3.75%	24	41.10%
62	Loan62	7/1/2021	7/5/2024	Multi-Family	Harker Heights	TX	6,290,000	3.60%	36	72.30%
63	Loan63	4/27/2022	5/5/2025	Multi-Family	North Brunswick	NJ	6,000,000	3.40%	36	79.90%
64	Loan64	5/21/2021	6/6/2024	Multi-Family	Youngtown	AZ	5,994,000	3.65%	37	71.40%
65	Loan65	10/26/2021	11/6/2023	Multi-Family	Indianapolis	IN	5,812,000	3.85%	24	77.08%
66	Loan66	6/10/2019	7/6/2023	Multi-Family	San Antonio	TX	5,295,605	2.90%	49	62.92%
67	Loan67	4/30/2021	5/5/2024	Multi-Family	Daytona Beach	FL	5,285,500	3.65%	36	77.40%
68	Loan68	12/13/2021	1/5/2024	Multi-Family	Evansville	IN	5,250,000	3.30%	25	73.90%
69	Loan69	7/14/2021	8/6/2024	Multi-Family	Birmingham	AL	5,248,000	3.70%	37	71.69%
70	Loan70	11/19/2021	12/5/2024	Multi-Family	Huntsville	AL	5,040,000	3.75%	37	78.75%
71	Loan71	12/28/2021	1/3/2025	Multi-Family	Houston	TX	2,800,000	3.25%	36	71.20%
	Total / Average						**1,076,865,099**	**3.43%**	**36**	**71.50%**

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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14

Consolidated Balance Sheets 15

Consolidated Statement of Income 16

Reconciliation of GAAP to Distributable Earnings 17 For the Three Months Ended GAAP to Distributable Earnings Reconciliation December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Reconciliation of GAAP to non - GAAP Information Net income attributable to common stockholders $879,776 $315,233 $2,158,810 $1,769,841 Adjustments for non - Distributable earnings Unrealized losses (gains) on mortgage servicing rights 22,251 (37,312) (81,216) (147,382) Unrealized provision for loan losses 2,385,731 1,521,023 351,914 - Subtotal 2,407,982 1,483,711 270,698 (147,382) Other Adjustments Recognized compensation expense related to restricted common stock 3,433 3,433 4,476 4,638 Adjustment for income taxes 31,728 (97,974) 25,669 51,665 Subtotal 35,161 (94,541) 30,145 56,303 Distributable Earnings 3,322,919 1,704,403 $2,459,653 $1,678,762 Weighted average shares outstanding, b asic and diluted 52,231,152 52,231,152 52,226,141 36,464,952 Distributable Earnings per share of common stock , b asic and diluted $0.06 $0.03 $0.05 $0.05

Detailed Walk of Capitalization as of 12/31/2022 18 (in 000's) 12/31/2022 Total GAAP liabilities and stockholders' equity $1,127,866 Adjustments for Capitalization ( - ) Accrued interest payable (2,361) ( - ) Dividends payable (4,131) ( - ) Fees and expenses payable to Manager (1,606) ( - ) Other accounts payable and accrued expenses (584) ( + ) Other capitalized financing & issuance costs 5,218 LFT Capitalization $1,124,402

Book Value Per Share of Common Stock as of 12/31/2022 19 (in 000's) Book Value per Share of Common Stock Total stockholders’ equity $243,001 ( - ) Preferred equity (60,000) (1) ( - ) Non - controlling interest (100) Common equity 182,902 Shares outstanding 52,231,152 Book Value Per Share of Common Stock $3.50 Note: (1) Reflects 2.4 million shares of the Company’s 7.875% Series A Cumulative Redeemable Preferred Stock outstanding at a $ 25 liquidation preference per share.

Key Definitions

"Book Value Per Share of Common Stock" is calculated as: a) total stockholders' equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weighted average number of shares of common stock issued and outstanding during the period, basic and diluted.

"Distributable Earnings" is a non-GAAP measure, which we define as GAAP net income (loss) attributable to holders' of common stock, or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for that applicable reporting period, regardless of whether such items are included in other comprehensive income (loss) or net income (loss), and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions with the Company's board of directors and approved by a majority of the Company's independent directors. We also add back one-time charges such as acquisition costs and one-time gains/losses on the early extinguishment of debt and redemption of preferred stock. Distributable Earnings mirrors how we calculate Core Earnings pursuant to the terms of our management agreement between our Manager and us, or our Management Agreement, for purposes of calculating the incentive fee payable to our Manager. While Distributable Earnings excludes the impact of any unrealized provisions for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible.

We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustments, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to our consolidated financial statements for further discussion of our distribution requirements as a REIT. Furthermore, Distributable Earnings help us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations, and is a performance metric we consider when declaring our dividends.

Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.

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March 2023